                  FOURTH MODIFICATION TO AMENDED AND RESTATED
                      BUSINESS LOAN AND SECURITY AGREEMENT

       THIS FOURTH MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 26th day of January, 1999, by and among (i) NATIONSBANK, N.A., a national banking association ("NationsBank"), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having an office at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) each other person or entity hereafter becoming a "Lender" pursuant to the hereinafter defined Loan Agreement; (iv) NATIONSBANK, N.A., a national banking association (acting in its capacity as Agent for the Lenders), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (v) BTG, INC., a Virginia corporation ("BTG"); BTG TECHNOLOGY SYSTEMS, INC., a Virginia corporation; DELTA RESEARCH CORPORATION, a Virginia corporation; CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation; and NATIONS, INC., a New Jersey corporation (collectively, the "Original Borrowers"), all having principal offices at 3877 Fairfax Ridge Road, 4B, Fairfax, Virginia 22030-7448; (vi) STAC, INC., a Virginia corporation ("STAC"; collectively with the Original Borrowers, the "Borrowers"), having its principal place of business at 11250 Waples Mill Road, Suite 300, Fairfax, Virginia 22030; and (vii) each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

                          W I T N E S S E T H  T H A T:

       WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Business Loan and Security Agreement dated October 31, 1997 (as heretofore amended and as the same may be hereafter amended or modified, the "Loan Agreement"), by and among the Agent, Original Borrowers, Lenders and Crestar Bank (acting in its capacity as a Lender), the Original Borrowers obtained a loan (the "Loan") from the Lenders in the original aggregate maximum principal amount of One Hundred Ten Million Dollars ($110,000,000), which aggregate maximum principal amount had been heretofore reduced to Fifty Million Dollars ($50,000,000), but continues to be evidenced by two (2) separate Replacement Revolving Promissory Notes (as defined in EXHIBIT A hereto), in the aggregate original maximum principal amount of Ninety-five Million Dollars ($95,000,000), and which Loan is secured by, among other things, certain collateral (the "Collateral") more fully described in Section 1 of Article III of the Loan Agreement; and

       WHEREAS, the Borrowers have requested (a) that the Agent and Lenders consent to a merger (the "Merger") pursuant to which BTG Acquisition Corp., a Virginia corporation and wholly-owned subsidiary of BTG ("BTGAC"), will be merged with and into STAC, immediately after which STAC shall be the surviving entity and a wholly owned subsidiary of BTG; and (b) that the Lenders extend to the Borrowers a new term loan ("Facility "B""), in addition to and not in replacement of the existing revolving facility heretofore evidencing the Loan ("Facility "A""), in the original aggregate principal amount of Three Million Four Hundred Thousand Dollars ($3,400,000), the proceeds of which shall be used to finance the costs and expenses incurred in connection with the Merger, and which Facility "B" shall be secured by the Collateral; and

       WHEREAS, the Agent and Lenders have agreed to grant such consent and make available Facility "B" to the Borrowers, subject to the terms, covenants, conditions and limitations set forth in this Modification, as hereinafter provided.

       NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

       2. The Agent, acting for and on behalf of the Lenders, hereby consents to the Merger and agrees to make Facility "B" available to the Borrowers, subject to the terms, conditions, covenants and limitations set forth in this Modification.

       3. Simultaneously with the execution of this Modification, the proceeds of Facility "B" shall be fully advanced to the Borrowers, and used solely for the purpose of financing the merger consideration and other amounts payable by BTG pursuant to that certain Agreement and Plan of Merger of even date herewith, by and among BTGAC, BTG, STAC and the shareholders of STAC party thereto (the "Merger Agreement"), as well as the transactional costs and expenses incurred in connection with the Merger. From and after the initial disbursement of the proceeds of Facility "B", neither the Agent nor any Lender shall have any further obligation whatsoever to advance or readvance the proceeds of Facility "B".

       4. Concurrent herewith, the Borrowers shall execute and deliver (i) to NationsBank, a Term Promissory Note No. 1 (the "NationsBank Facility "B" Note"), in the original principal amount of One Million Nine Hundred One Thousand Two Hundred Eighty and No/100 Dollars ($1,901,280.00), and (ii) to Fleet, a Term Promissory Note No. 2 (the "Fleet Facility "B" Note), in the original principal amount of One Million Four Hundred Ninety-eight Thousand Seven Hundred Twenty and No/100 Dollars ($1,498,720.00); and (b) a First Modification to Ancillary Loan Documents, pursuant to which the Borrowers shall acknowledge and agree that all documents, instruments and agreements executed, issued and/or delivered in connection with and securing the Loan, shall also secure the repayment of the NationsBank Facility "B" Note, the Fleet Facility "B" Note and all extensions, renewals, modifications and substitutions thereof or therefor (collectively, the "Facility "B" Notes").

       5. Notwithstanding anything set forth to the contrary in the Loan Agreement, the maturity date of the promissory notes evidencing Facility "A" shall be


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


August 31, 2002, and the maturity date of the Facility "B" Notes shall be January 26, 2001.

       6. The definitions of "Agreement" or "Loan Agreement", "Borrower" and "Borrowers", "Commitment Amount", "Loan", "Maturity Date", "Reduction Date" "Subordinate Debt", "Subordinate Lenders", "Subordinate Note", and "Subordination Agreement" set forth in the "Certain Definitions" section of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

                     ""AGREEMENT" or "LOAN AGREEMENT" shall mean this Amended and Restated Business Loan and Security Agreement, together with any and all amendments and modifications thereof or therefor made in accordance with Section 10 of Article XII hereof.

                     "BORROWER" AND "BORROWERS" shall mean, respectively, each and all of the following entities: BTG, Inc., a Virginia corporation; BTG Technology Systems, Inc., a Virginia corporation; Delta Research Corporation, a Virginia corporation; Concept Automation, Inc. of America, a Virginia corporation; Nations, Inc., a New Jersey corporation; STAC, Inc., a Virginia corporation; and each other person or entity hereafter executing a Joinder Agreement pursuant to Section 9 of Article I of this Agreement.

                     "COMMITMENT AMOUNT" shall mean, collectively, the Facility "A" Commitment Amount and the Facility "B" Commitment Amount.

                     "LOAN" shall mean the loan made by the Lenders to the Borrowers in the aggregate maximum principal amount of One Hundred Thirteen Million Four Hundred Thousand and No/100 Dollars ($113,400,000.00), or so much thereof as shall be advanced or readvanced from time to time, which are represented by the Facilities, and which shall be evidenced by, bear interest and be payable in accordance with the terms and provisions set forth in the Notes.

                     "MATURITY DATE" shall mean the maturity dates set forth in the Notes.


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


                     "REDUCTION DATE" shall mean the date on which the Borrowers, in accordance with Section 8 of Article I of this Agreement, shall have (i) terminated the Lenders' obligations to make additional advances under Facility "A", or (ii) irrevocably reduced the Facility "A" Commitment Amount.

                     "SUBORDINATE DEBT" shall mean the indebtedness owing to the Subordinate Lenders in the original principal amount of One Million Nine Hundred Ninety-nine Thousand Six Hundred Seventy-five and No/100 Dollars ($1,999,675.00), pursuant to the Subordinate Note.

                     "SUBORDINATE LENDERS" shall mean, collectively, Robert Clark and Eleanor Clark.

                     "SUBORDINATE NOTE" shall mean that certain Subordinated Promissory Note dated January 26, 1999, made by BTG and payable to the order of the Subordinate Lenders in the original principal amount of One Million Nine Hundred Ninety-nine Thousand Six Hundred Seventy-five and No/100 Dollars ($1,999,675.00), together with any and all extensions, renewals, modifications and substitutions thereof or therefor approved in writing by the Agent.

                     "SUBORDINATION AGREEMENT" shall have the meaning attributed to such term in Section 7 of Article VII of this Agreement."

       7. The following definitions of "Facility" or "Facilities", "Facility "A"", "Facility "A" Commitment Amount", "Facility "B"", and "Facility "B" Commitment Amount" are hereby added to the "Certain Definitions" section of the Loan Agreement:

                     ""FACILITY" or "FACILITIES" shall mean Facility "A" and/or Facility "B", individually or collectively, as the context may require.

                     "FACILITY "A"" shall mean the revolving credit facility being extended pursuant to this Agreement on the basis of Eligible Borrowing Base Receivables, Eligible Unbilled Costs and Eligible Billed Foreign Accounts Receivable, in the original maximum principal amount of One Hundred Ten Million Dollars ($110,000,000).


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


                     "FACILITY "A" COMMITMENT AMOUNT" shall mean Fifty Million Dollars ($50,000,000), or if reduced pursuant to this Agreement, such lesser amount.

                     "FACILITY "A" NOTES" shall mean those Notes executed, issued and delivered from time to time which evidence Facility "A".

                     "FACILITY "B"" shall mean the term loan facility being extended pursuant to this Agreement, in the original aggregate principal amount of Three Million Four Hundred Thousand Dollars ($3,400,000).

                     "FACILITY "B" COMMITMENT AMOUNT" shall mean Three Million Four Hundred Thousand Dollars ($3,400,000).

                     "FACILITY "B" NOTES" shall mean those Notes executed, issued and delivered from time to time which evidence Facility "B"."

       8. Subsections (a) and (b) of Section 3 of Article I of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

              "(a) Maximum Advances.

                   (1) Facility "A". Notwithstanding any term or provision of this Agreement or any other Loan Document to the contrary, it is understood and agreed that in no event whatsoever shall the Lenders be obligated to advance any amount under Facility "A" or issue any Letter(s) of Credit hereunder if such advance or the issuance of such Letter(s) of Credit would cause the aggregate amount of Obligations outstanding with respect to Facility "A" to exceed the lesser of:

                         A. The Facility "A" Commitment Amount, or

                         B. The aggregate of (the "Maximum Borrowing Base"):

                            (i) ninety percent (90%) of the Borrowers' Eligible Borrowing Base Receivables representing amounts due and owing from the Government, which are outstanding less than one hundred


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


                            twenty-one (121) days from the date of original invoice; plus

                            (ii) eighty-five percent (85%) of the Borrowers' Eligible Borrowing Base Receivables representing amounts due and owing from domestic account debtors (other than the Government), which are outstanding less than ninety-one (91) days from the date of original invoice; plus

                            (iii) the lesser of (y) fifty percent (50%) of the Borrower's Eligible Unbilled Costs; or (z) Ten Million Dollars ($10,000,000); plus

                            (iv) the lesser of (y) eighty percent (80%) of the Borrower's Eligible Billed Foreign Accounts Receivable; or (z) Three Million Dollars ($3,000,000.00).

              All receivables included in the computation of the Maximum Borrowing Base must be acceptable to the Agent in all respects. Each request for an advance shall be deemed a representation by the Borrowers that any Eligible Borrowing Base Receivable, Eligible Unbilled Cost and Eligible Billed Foreign Accounts Receivable on which such request is based satisfies the foregoing requirements.

                   (2) Facility "B". Notwithstanding any term or provision of this Agreement or any other Loan Document to the contrary, it is understood and agreed that in no event whatsoever shall the Lenders be obligated to advance any amount under Facility "B" or have Obligations outstanding with respect to Facility "B" which shall exceed the Facility "B" Commitment Amount."

              (b) Borrowing Base Deficiency. If at any time the aggregate outstanding principal amount of Facility "A" exceeds the Maximum Borrowing Base (a "Borrowing Base Deficiency"), the Borrowers shall immediately make a principal payment of not less than the amount of the Borrowing Base Deficiency. Notwithstanding the foregoing, in the event a Borrowing Base Deficiency shall occur as a result of (i) the Agent's determination that a particular receivable or a specific unbilled cost previously included in computing the Maximum Borrowing Base is no longer eligible for inclusion, or (ii) the Agent imposing any additional


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


              eligibility requirement which has not been previously imposed and is not ordinarily used by the Agent as a basis for classifying receivables or unbilled costs as ineligible, the Borrowers shall make a principal payment of not less than the amount of the resulting Borrowing Base Deficiency within three (3) Business Days of the date on which the Borrower is advised by the Agent of the ineligibility of the particular receivable or unbilled cost or the additional eligibility requirement."

       9. Section 4(a) of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                     "4.  ADVANCES.

                     (a) Agreement to Advance and Readvance; Procedure. So long as no Event of Default shall have occurred and is continuing, and no act, event or condition shall have occurred which with notice or the lapse of time, or both, shall constitute an Event of Default, and subject to the terms and provisions of this Agreement, the Lenders shall
                     (i) advance and readvance the proceeds of Facility "A" to the Borrowers from time to time at the request of the Borrowers, and (ii) advance the proceeds of Facility "B", in their entirety, to the Borrowers on January 26, 1999. Requests for advances of Loan proceeds with respect to Facility "A" shall be in the form of EXHIBIT 4 hereto and may be made via facsimile or by telephone not later than 11:00 a.m. on any given Business Day if (i) the Borrower provides the Agent, in advance, with a written list of the names of the specific officers authorized to request disbursements by telephone or facsimile; and (ii) each such request is subsequently confirmed in writing by letter (in the form of EXHIBIT 4 attached hereto). Any and all advances of Loan proceeds shall be deposited into the Borrowers' operating account maintained with the Agent. Notwithstanding anything contained herein to the contrary, the Lenders shall have no obligation to make any advance of Loan proceeds with respect to Facility "A" after August 31, 2002.

       10. Section 4(c) of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "(c) Authorization to Advance. In the event any payment is not made under Facility "B" when due, or in the event any payment is not made under the Subordinated Debt when due and the Subordinated Creditors shall have issued a default notice as a result thereof, the Agent and Lenders shall have the right (but not the obligation), without further approval or authorization of or from the Borrowers to cause an advance to be made under Facility "A" and apply the proceeds thereof to (i) amounts due under Facility "B"; and/or (ii) the Subordinate Lenders for application against the Subordinated Debt."

       11. Section 5 of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "5. ADDITIONAL MANDATORY PAYMENTS; REDUCTION OF COMMITMENT. In addition to all other sums payable by the Borrowers pursuant to any of the Notes, this Agreement or any other Loan Document, the Borrowers shall also make mandatory payments under the Facility "B" Notes, in the amount of fifty percent (50%) of the cash proceeds (net of reasonable and customary costs paid to unrelated and unaffiliated third parties in connection with the particular transaction) arising from the sale or disposition by any Borrower of the capital stock of Cisco Corporation, a California corporation or Government Technology Services, Inc., a Delaware corporation."

       12. All references to the "Commitment Amount" and the "Notes" referenced in Section 7 of Article I of the Loan Agreement are hereby deleted in their entirety and substituted with the "Facility "A" Commitment Amount" and the "Facility "A" Notes", respectively.

       13. Section 8 of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "8. TERMINATION OF ADVANCES; REDUCTION OF THE COMMITMENT AMOUNT. The Borrowers may terminate the Lenders' obligations to make additional advances under Facility "A" or irrevocably reduce the Facility "A" Commitment Amount in whole or in part, provided that (i) the Borrowers shall have provided written notice thereof to the Agent at least ten (10) days prior to the Reduction

                     Date; and (ii) the Borrowers shall have paid to the Lenders, on or before the Reduction Date (and in addition to any prepayment or other required fees set forth in the Notes or any other Loan Document), a termination fee (the "Termination Fee") in the amount of Five Hundred Thousand Dollars ($500,000), but only if the Reduction Date shall occur on or before October 31, 1999, after which date no such Termination Fee shall be payable. Notwithstanding the foregoing, the Termination Fee shall not be payable in connection with a permanent reduction of the Facility "A" Commitment Amount, if such permanent reduction is made in connection with a contemporaneous public stock offering or public or private sale of BTG, any Subsidiary or any of their respective collective assets (with no new replacement indebtedness or debt refinancing of any kind, directly or indirectly)."

       14.    Any and all references to "Notes" set forth in Section 2 of
Article II of the Loan Agreement are hereby deleted in their entirety and substituted with "Facility "A" Notes".

       15. Section 3(c) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "(c) at least once each calendar week within three (3) Business Days of the date as of which the report was prepared, the Borrowers will submit to the Agent and each Lender a Borrowing Base Certificate in the form of EXHIBIT 5 hereto, which certificate shall be certified by an authorized officer of the Borrowers and accompanied by a detailed current accounts receivable agings report. The Borrowers shall elect, between the seventh (7th) and seventeenth (17th) day of each calendar month, which of the Borrowing Base Certificates submitted to the Agent and the Lenders during each particular calendar month shall be used in the calculation of the Maximum Borrowing Base for such calendar month;"

       16. Section 15(a) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "(a) Tangible Net Worth. The Borrowers, on a consolidated basis, will maintain at all times during the following periods, Tangible Net Worth of not less than the following amounts:

                                                      Required Tangible
                           Periods                        Net Worth
                           -------                        ---------
                     From December 1, 1998             $23,750,000.00
                     through December 31,
                     1998

                     From  January 1, 1999        $15,000,000.00, plus 67% of
                     through the Maturity         net income (as determined on
                     Date                         a consolidated basis in
                                                  accordance with GAAP at the
                                                  end of each fiscal quarter)

                     For purposes of this Agreement, "Tangible Net Worth" shall mean all capital stock, paid in capital and retained earnings, less all treasury stock, amounts due from officers, directors, stockholders and members of their immediate families, amounts due from affiliates (to the extent such amounts are part of the Borrowers' consolidated net worth), investments in non-marketable securities, notes receivable of affiliates (to the extent that such amounts are part of the Borrowers' consolidated net worth), leasehold improvements, goodwill, non-competition agreements, capitalized organization and development costs, capitalized expenses, loan costs, patents, trademarks, copyrights, franchises, licenses and other intangible assets."

       17. Section 15(c) of Article VI is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "(c) Funded Debt to Consolidated EBITDA Ratio. The Borrowers, on a consolidated basis, will maintain at all times during the following periods, a ratio of Funded Debt to Consolidated EBITDA as follows:

                           For the Fiscal
                           Quarter Ended                   Not Greater than:
                           -------------                   -----------------
                     March 31, 1999 and the                   5.00 to 1.00
                     three (3) fiscal quarter ends
                     thereafter

                     March 31, 2000 and each                  4.50 to 1.00
                     fiscal quarter end thereafter

                     For purposes hereof, (i) "Funded Debt" shall mean the outstanding principal balance of borrowed funds pursuant to this Agreement (including, without limitation, the face amount of outstanding Letters of Credit), plus all other interest bearing obligations of the Borrowers as of the date of determination; and (ii) ."Consolidated EBITDA" shall mean as of the date of the particular determination, earnings before interest, taxes, depreciation and amortization calculated on a consolidated basis in accordance with GAAP, excluding all non-operating results (including, but not limited to, the results of Government Technology Services, Inc. as included in the Borrowers' consolidated income statement and the profit or loss from the sale of Cisco Systems, Inc. stock or the GTSI Stock). Consolidated EBITDA shall be calculated as of each fiscal quarter end on a rolling four (4) quarter basis.

       18. Section 7 of Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "7. INDEBTEDNESS; GRANTING OF SECURITY INTERESTS. Suffer or permit any Borrower to incur any new indebtedness for borrowed money (except for intercompany indebtedness by and among the Subsidiaries and/or BTG, with no third party financing or participation, and trade debt incurred in the ordinary course of business), or guarantee or otherwise become obligated for any indebtedness of others (except for indebtedness of another Borrower as expressly permitted above in this Section 7), or mortgage, assign, pledge, hypothecate or otherwise encumber or permit any lien, security interest or other encumbrance, including purchase money liens, whether under conditional or installment sales arrangements or otherwise, to affect the Collateral or any other assets or properties of any Borrower (except for Permitted Liens). Notwithstanding anything contained in this Section 7 of Article VII to the contrary, it is understood and agreed that the negative covenant set forth in this Section 7 (prohibiting new indebtedness for borrowed money) shall not be violated by the Subordinate Debt; provided that BTG and the Subordinate Lenders shall have executed and delivered to the Agent a subordination agreement (the

                     "Subordination Agreement"), in form and substance acceptable to the Agent in all respects, pursuant to which the Subordinate Debt, including without limitation, any and all rights of payment and/or collection thereof, and/or enforcement of the Subordinated Note, shall be subordinated in every respect to the payment and collection of the Loan.

                     Furthermore, each of the Borrowers agrees that it will not enter into any agreement or understanding with any person or entity pursuant to which any of the Borrowers agrees to be bound by a covenant not to encumber all or any part of the property or assets of any Borrower."

       19. Section 10 of Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "10. CAPITAL EXPENDITURES. On a consolidated basis make any cash investment or cash capital expenditure, including but not limited to, expenditures for leasehold improvements or the acquisition of the assets of any other firm, person, company, corporation or enterprise, during any of the Borrowers' fiscal year in excess of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00);"

       20. The last sentence of Section 3 of Article IX of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "Notwithstanding anything contained in this Section 3 to the contrary, any and all funds obtained by the Agent pursuant to this Section shall first be applied (a) first against the Borrower's debts owed to the Lenders in connection with Facility "B", ratably in accordance with each Lender's Percentage, until each Lender is paid in full all sums owing to them in connection with Facility "B", (b) second against the Borrower's debts owed to the Lenders in connection with Facility "A", ratably in accordance with each Lender's Percentage, until each Lender is paid in full all sums owing to them in connection with Facility "A", and
                     (c) then to and then shall be applied to any other debts of the Borrower owing to NationsBank or any of its affiliates."

       21. Section 1(k) of Article IX of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "(k) If a default shall have occurred under the Subordinate Note, the Subordination Agreement or any other document, instrument or agreement entered into in connection with the Subordinate Debt."

       22.    Simultaneously with the effectiveness of this Modification,
EXHIBIT 5 to the Loan Agreement shall be deleted in its entirety and EXHIBIT 5 attached to this Modification shall be substituted in lieu thereof.

       23. By executing this Modification, STAC hereby (i) agrees to become a "Borrower" under the Loan Agreement; (ii) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Loan Agreement and each and every other Loan Document, to the same extent as if STAC were an original signatory thereto; (iii) grants and conveys to the Agent, for the ratable benefit of the Lenders, a valid and enforceable security interest in and to all of its assets constituting Collateral, free and clear of all liens, claims and encumbrances (other than Permitted Liens and any other liens expressly approved in writing by the Agent); and (iv) makes all of the representations and warranties set forth in the Loan Agreement and each other Loan Document. STAC shall hereafter be jointly and severally liable for the performance of any and all past, present and future obligations of any Borrower in connection with any of the Notes, the Loan Agreement and/or the other Loan Documents. STAC hereby represents and warrants to the Agent and each Lender that in accordance with the terms of a certain First Amendment to Amended and Restated Contribution Agreement of even date herewith (the "First Amendment to Contribution Agreement"), STAC has become a party to the Contribution Agreement and that the Contribution Agreement (as amended by the First Amendment to Contribution Agreement) remains unmodified and in full force and effect. STAC further hereby represents and warrants to the Agent and each Lender that both prior to and after giving effect to the transactions contemplated by the terms and provisions of this Modification, STAC (a) owned and owns property (including, without limitation, contribution rights against the other Borrower(s), evidence of which, if required by the Agent as a condition precedent to the transactions contemplated hereby, must be in form and substance reasonably satisfactory to the Agent) whose fair salable value is greater than the amount required to pay all of STAC's Indebtedness (including contingent debts), (b) was and is able to pay all of its Indebtedness as such Indebtedness matures, and (c) had and has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage. For purpose hereof, "Indebtedness" means, without duplication (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of STAC's balance sheet, as of the date on which Indebtedness is to be determined, (ii) all obligations of any other person or entity which STAC has guaranteed, (iii) reimbursement obligations in connection with letters of credit issued for STAC's benefit, and (iv) the Obligations.

       24. The Borrowers acknowledge and agree that the Merger Agreement shall not be altered, modified or amended in any respect without the Agent's prior written consent.

       25. In consideration of the transactions contemplated by this Modification, the Borrowers shall pay to the Agent, for the benefit of the Lenders (pro rata based on each Lender's Percentage), a commitment fee in the amount of Twenty-five Thousand and No/100 Dollars ($25,000.00), which fee shall be paid in cash on or before the date of this Modification.

       26. Each Borrower hereby acknowledges, agrees, represents and warrants that, as of the date hereof (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement (as modified hereby) and the other Loan Documents are hereby expressly approved, ratified and confirmed; and (v) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

       27. The Borrowers shall pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.

       28. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       29. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.

                                   BORROWERS:

[Corporate Seal]                   BTG, INC.,
ATTEST:                            a Virginia corporation

By:    /s/ Marilynn D. Bersoff     By:    /s/ Edward H. Bersoff
       -------------------------          -------------------------
Name:  Marilynn D. Bersoff         Name:  Edward H. Bersoff
Title: Secretary                   Title: President and CEO


[Corporate Seal]                   BTG TECHNOLOGY SYSTEMS, INC.,
ATTEST:                            a Virginia corporation

By:    /s/ Marilynn D. Bersoff     By:    /s/ Edward H. Bersoff
       -------------------------          -------------------------
Name:  Marilynn D. Bersoff         Name:  Edward H. Bersoff
Title: Secretary                   Title: President

[Corporate Seal]                   DELTA RESEARCH CORPORATION,
ATTEST:                            a Virginia corporation

By:    /s/ Marilynn D. Bersoff     By:    /s/ Edward H. Bersoff
       -------------------------          -------------------------
Name:  Marilynn D. Bersoff         Name:  Edward H. Bersoff
Title: Secretary                   Title: CEO

[Corporate Seal]                   CONCEPT AUTOMATION, INC. OF
ATTEST:                            AMERICA, a Virginia corporation

By:    /s/ Marilynn D. Bersoff     By:    /s/ Edward H. Bersoff
       -------------------------          -------------------------
Name:  Marilynn D. Bersoff         Name:  Edward H. Bersoff
Title: Secretary                   Title: CEO

[Corporate Seal]                   NATIONS, INC.,
ATTEST:                            a New Jersey corporation

By:    /s/ Marilynn D. Bersoff     By:    /s/ Edward H. Bersoff
       -------------------------          -------------------------
Name:  Marilynn D. Bersoff         Name:  Edward H. Bersoff
Title: Secretary                   Title: President and CEO



                   [signatures continue on the following page]

[Corporate Seal]                   STAC, INC., a Virginia corporation
ATTEST:

By:    /s/ Deborah Fox             By:    /s/ Edward H. Bersoff
       -------------------------          -------------------------
Name:  Deborah Fox                 Name:  Edward H. Bersoff
Title: Secretary                   Title: CEO

                                   AGENT:

                                   NATIONSBANK, N.A., a
                                   national banking association, acting in its capacity as Agent

                                   By:    /s/ Douglas T. Brown
                                          -------------------------
                                   Name:  Douglas T. Brown
                                   Title: Vice President

                                   LENDER(S):

                                   NATIONSBANK, N.A., a
                                   national banking association

                                   By:    /s/ Douglas T. Brown
                                          -------------------------
                                   Name:  Douglas T. Brown
                                   Title: Vice President

                                   FLEET CAPITAL CORPORATION, a
                                   Rhode Island corporation

                                   By:    /s/ Stuart J. Solomon
                                          -------------------------
                                   Name:  Stuart J. Solomon
                                   Title: Senior Vice President